UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2021

GLOBAL HEALTHCARE REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation)	File Number	Identification number)

6800 N. 79th St., Ste. 200, Niwot, CO 80503
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 449-2100

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 7.01 REGULATION FD DISCLOSURE

Global Healthcare REIT, Inc. (Currently in a rebranding effort to Selectis Health, Inc.) (OTC: GBCS) (“Selectis” or the “Company”) issued a press release today that it was granted its Nursing Facility License by the Oklahoma State Department of Health (“OSDH”) on March 25th to its Park Place & Rehab Center in Oklahoma City. The 106-bed skilled nursing facility was able to begin admitting residents on March 26th. Park Place just underwent a massive renovation of its entire facility including patient rooms, dining halls, the kitchen, refrigeration units, the administration offices, showers, hallways, bathrooms, and a significant upgrade of all technology. The Company has begun the enrollment process for the Medicaid and Medicare certification with CMS. A copy of the press release is filed herewith as Exhibit 99.1

Selectis Health’s CEO, Lance Baller, stated, “We are excited to open the Park Place facility after an extensive renovation. The center underwent a $1 million facelift which we expect to be instrumental in attracting the new patient mix the facility is targeting. Park Place represents the third complete closure, renovation, rebranding, and reopening of a facility the Company has done. We believe our recent past successes have given us the right formula to ensure Park Place is the most advanced and successful facility within a fifteen-minute radius, and the State’s vaccination efforts in the Covid-19 pandemic will aid in the facility’s rapid expected census growth. We are also excited about the facility Administrator and the new Director of Nursing who have a history of bringing the highest level of care to residents.”

Additionally, Selectis scheduled a conference call on Thursday, April 1, 2021 at 11:00 a.m. Eastern Daylight Time to discuss results for year end of December 31, 2020. Financial results will be issued in a press release and a 10-K filing with SEC prior to the call.

Selectis management will host the presentation, followed by a question-and-answer period.

Conference Details

Date and Time: Thursday April 1, 2021, 11:00 AM ET

Dial In: 1-877-407-0789

Din In International: 1-201-689-8562

Conference ID: 13718277

Please call the conference telephone number five minutes prior to the start time. An operator will register your name and organization.

A replay of the call will be available after 2:00 p.m. Eastern Daylight Time on the same day through Thursday April 8, 2021.

Replay Dial-In Numbers

Toll Free: 1-844-512-2921

Toll/International: 1-412-317-6671

Replay Pin Number: 13718277

ITEM 9.01: EXHIBITS

Item	Title

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: March 30, 2021	/s/ Christopher R. Barker
Christopher R. Barker, President and COO